UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 2 TO CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  June 4, 1997
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


                                          1-14556
         DELAWARE                         0-21857                86-0786101
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation)                                               Identification No.)

                             3500 S. La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices)(zip code)

                                 (602) 932-6200
              (Registrant's telephone number, including area code)

The Registrant hereby amends the following item of its Amendment No. 1 to Current Report on Form 8-K filed with the Commission on August 18, 1997. The Registrant is amending Item 7(b) to include certain required pro forma financial information.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

         (b)      Pro Forma Financial Information

     Pro forma information has been provided below for the following periods - the three months ended September 30, 1997 and 1996; and the nine months ended September 30, 1997 and 1996. The pro forma data is based on the historical statement of operations, with elimination of all PB Texas transactions. The revenue decrease associated with the elimination of PB Texas was $1,323,427 for the nine months ended September 30, 1997. Costs and expenses were reduced with the elimination of PB Texas by $1,443,286 for the nine months ended September 30, 1997. There was an additional one time charge of $150,000 in June 1997 associated with the disposition of PB Texas. Accordingly, the pro forma statements of operations below have been adjusted to reflect the above mentioned amounts.



                              POORE BROTHERS, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS

                                            Three months ended September 30,             Nine months ended September 30,
                                      --------------------------------------------- -------------------------------------------
                                               1997                  1996                   1997                  1996
                                      ----------------------- --------------------- --------------------- ---------------------
Revenues                              $            3,334,303  $          4,280,628  $         11,335,475  $         11,403,235
Cost of sales                                      3,011,936             3,484,015             9,844,011             9,262,135
                                      ----------------------- --------------------- --------------------- ---------------------
     Gross profit                                    322,367               796,613             1,491,464             2,141,100
Selling, general and administrative
expenses                                           1,009,093               831,399             2,872,577             2,040,737
Closing of Tennessee manufacturing
operation                                            470,021                                     470,021
                                      ----------------------- --------------------- --------------------- ---------------------
     Operating income (loss)                      (1,156,747)              (34,786)           (1,851,134)              100,363

Net interest expense                                (112,394)             (101,293)             (197,328)             (283,718)
                                      ----------------------- --------------------- --------------------- ---------------------
     Net loss                         $           (1,269,141) $           (136,079) $         (2,048,462) $           (183,355)
                                      ======================= ===================== ===================== =====================
Loss per common share and common
share equivalent                      $                (0.18) $              (0.03) $              (0.29) $              (0.04)
                                      ======================= ===================== ===================== =====================

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   POORE BROTHERS, INC.
                                          (registrant)



Dated: November 17, 1997           By: /s/  Thomas W. Freeze
                                      ----------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer